Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
10.
Commitments and Contingencies

Operating Leases

As of December 31, 2025, the Company has entered into lease agreements expiring in 2026, 2027, 2027 and 2027 for office facilities in Dubai, Singapore, Greece and Hong Kong, respectively. The future minimum payments are described in Note 8.

Fixed Time Charter Commitments

We had the following future minimum fixed time charter hire receipts based on non-cancelable long-term fixed time charter contracts as of December 31, 2025:

Less than one year	10,475,466
Later than one year but less than two years	10,994,622
Later than two years but less than three years	11,232,178
Later than three years but less than four years	11,794,810
Later than four years but less than five years	1,944,774
Total lease receipts	46,441,850

Contingencies

On June 30, 2025, the Company entered into a MOA to acquire from a related party the C/V A. Obelix at the purchase price of $25.25 million, which subsequently on January 21, 2026 was terminated (Notes 3 and 22).

In the ordinary course of operations, the Company becomes party to various claims initiated by charterers, ship owners, and other parties. The Company believes the ultimate settlement of such claims is adequately provided for by insurance such that their ultimate outcome will not have a material effect on the Company’s consolidated business, financial position, or results of operations, although there is an inability to predict with certainty the ultimate outcome of such claims.